PUBLIC HEALTH SERVICE

Second Amendment

This **Agreement** is based on the model Amendment Agreement adopted by the U.S. Public Health Service ("**PHS**") Technology Transfer Policy Board for use by components of the National Institutes of Health ("**NIH**"), the Centers for Disease Control and Prevention ("**CDC**"), and the Food and Drug Administration ("**FDA**"), which are agencies of the **PHS** within the Department of Health and Human Services ("**HHS**").

This Cover Page identifies the Parties to this **Agreement**:

The U.S. Department of Health and Human Services, as represented by

The National Eye Institute (NEI),

an Institute or Center (hereinafter referred to as the "**IC**") of the

NIH

and

Curative Biotechnology (Formerly dba Connectyx Technologies Holdings Group, Inc.)

hereinafter referred to as the "**Licensee**",

having offices at 1825 NW Corporate Boulevard, Suite 110, Boco Raton, FL 33431,

created and operating under the laws of Florida.

Tax ID No.: 26-1412177

SECOND AMENDMENT TO L-088-2021-0

This is the Second amendment ("**Second Amendment**") of the agreement by and between the **IC** and **Licensee** having an **Effective Date** of February 2, 2021, and having **IC** Reference Number L-088-2021-0 ("**Agreement**"). This **Second Amendment**, having **IC** Reference Number L-088-2021-2 includes, in addition to the amendments made below, 1) a Signature Page and2) Attachment 1 (Royalty Payment Information).

WHEREAS, the **IC** and the **Licensee** desire that the **Agreement** be amended a second time as set forth below in order to extend the original license term. The extended license term is deemed necessary to permit the **Licensee** time to complete fundraising for an underwriting agreement expected New York Stock Exchange uplisting and to complete cGMP manufacture of the **Test Article** (an ocular metformin formulation for eye-drop administration) which will be utilized in clinical studies under an NEI CRADA (NCI03434).

NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, the **IC** and the **Licensee**, intending to be bound, hereby mutually agree to the following:

1) Paragraph 13.2 shall now read:

"This **Agreement** shall take effect on the **Effective Date** (February 2, 2021), and shall expire (unless sooner terminated as provided in this Article 13) either:

(a) sixty-two (62) months and thirteen (13) days from the **Effective Date** (February 2, 2021-April 15, 2026), if not extended in accordance with 13.2; or,

(b) if **Licensee** has (i) paid to the **IC** the **License Extension Royalty** as specified in Appendix C (IV), and (ii) provided **IC** written evidence of commercially reasonable progress toward **Licensee**-sponsored clinical studies of a **Licensed Product** and adherence with the **Commercial Development Plan**, *(such evidence may include, but is not limited to, completed experiments showing non-clinical pharmacology or toxicology data, and any completed regulatory filings*), on the date of the last to expire of the **Licensed Patent Rights.**"

2) Appendix C (IV) shall now read:

IV. **"License Extension Royalty**: Prior to expiration of this **Agreement** on April 15, 2026, sixty-two (62) months and thirteen (13) days from the **Effective Date** (February 2, 2021), **Licensee** may pay an optional, one-time, nonrefundable, non-creditable **License Extension Royalty** of forty-five thousand dollars ($45,000) to extend the expiration date of this **Agreement** in accordance with paragraph 13.2(b)."

3) Appendix D shall now read:

"I. On or before Five (5) months from the **Effective Date**, initiate any pre-clinical study activities, as needed, under target points of 2.1 and 3.1 in the **Commercial Development Plan**; (Completed)

II. On or before March 2, 2026, from the **Effective Date** (February 2, 2021), begin a **Phase 1 Clinical Study** for treatment of a first indicated disease within the **Field of Use** using a **Licensed Product**;

III. On or before Feb 2, 2027, from the **Effective Date**, begin a **Phase 2 Clinical Study** for treatment of a first indicated disease within the **Field of Use** using a **Licensed Product;**

IV. On or before February 2, 2030, from the **Effective Date,** begin a Phase 3nClinical Study for treatment if a first indicated disease within the **Field of Use** using a **Licensed Product;**

V. On or before February 2, 2030, from the **Effective Date,** begin a **First Commercial Sale** of a **Licensed Product** to treat a first indicated disease within the **Field of Use** using a **Licensed Product**;

VI. On or before February 2, 2030, from the **Effective Date**, begin clinical studies for treatment of an at least a second indicated disease within the **Field of Use** using a **Licensed Product**;

VII. On or before Feb 2, 2031, complete a **First Commercial Sale** of a **Licensed Product** to treat at least a second indicated disease with the **Field of Use** using a **Licensed Product**."

4) Within thirty (30) days of the execution of this **Second Amendment**, the **Licensee** shall pay the **IC** an amendment issue royalty in the sum of Two- Thousand US Dollars ($2,000), and payment options may be found in Attachment 2.

5) In the event any provision(s) of the **Agreement** are inconsistent with Attachment 1, such provision(s) are hereby amended to the extent required to avoid such inconsistency and to give effect to the payment information in such Attachment 1.

6) All terms and conditions of the **Agreement** not herein amended remain binding and in effect.

7) The terms and conditions of this **Second Amendment** shall, at the **IC's** sole option, be considered by the **IC** to be withdrawn from the **Licensee's** consideration and the terms and conditions of this **Second Amendment**, and the **Second Amendment** itself, to be null and void, unless this **Second Amendment** is executed by the **Licensee** and a fully executed original is received by the **IC** within sixty (60) days from the date of the **IC's** signature found at the Signature Page.

8) This **Second Amendment** is effective on April 2, 2025, upon execution by all parties.

SIGNATURES BEGIN ON NEXT PAGE

SECOND AMENDMENT TO L-088-2021-0

SIGNATURE PAGE

In Witness Whereof, the parties have executed this **Second Amendment** on the dates set forth below. Any communication or notice to be given shall be forwarded to the respective addresses listed below.

For the **IC**:

Mala Dutta -S Digitally signed by Mala Dutta -S Date: 2025.07.09 16:30:47 -04'00'

Mala Dutta, Ph.D.
Technology Development Coordinator National Eye Institute
National Institutes of Health

Date

Address for Agreement notices and reports:

E-mail: LicenseNotices_Reports@mail.nih.gov (preferred)

Mail: License Compliance and Administration
Monitoring & Enforcement
Office of Technology Transfer
National Institutes of Health
6701 Rockledge Drive, Suite 700, MS 7788
Bethesda, Maryland 20892 U.S.A.

(For courier deliveries please check https://www.ott.nih.gov/licensing/license-noticesreports)

For the **Licensee** (Upon information and belief, the undersigned expressly certifies or affirms that the contents of any statements of the **Licensee** made or referred to in this document are truthful and accurate.):

7-10-25

Signature of Authorized Official Date

Paul ~~Michaels, Chairman~~ I Richard Garr CEO + GC
Curative Biotechnology
1825 NW Corporate Blvd, Suite 110
Boca Raton, Florida 33431 Name:

I. Official and Mailing Address for **Agreement** notices:

Paul Michaels, Chairman
Curative Biotechnology
1825 NW Corporate Blvd, Suite 110
Boca Raton, Florida 33431

Mailing Address:

Curative Biotechnology
1825 NW Corporate Blvd, Suite 110
Boca Raton, Florida 33431

II. Official and Mailing Address for Financial notices (the **Licensee's** contact person for royalty payments):

Paul Michaels, Chairman
Curative Biotechnology
1825 NW Corporate Blvd, Suite 110
Boca Raton, Florida 33431
pmichaels@curativebiotech.com
561 907 8990

Any false or misleading statements made, presented, or submitted to the **Government**, including any relevant omissions, under this **Agreement** and during the course of negotiation of this **Agreement** are subject to all applicable civil and criminal statutes including Federal statutes 31 U.S.C. §§3801-3812 (civil liability) and 18 U.S.C. §1001 (criminal liability including fine(s) or imprisonment).

ATTACHMENT 1 – ROYALTY PAYMENT INFORMATION

New Payment Options Effective March 2018

The License Number MUST appear on payments, reports and correspondence.

Credit and Debit Card Payments: Credit and debit card payments can be submitted for amounts up to $24,999. Submit your payment through the U.S. Treasury web site located at: **https://www.pay.gov/public/form/start/28680443.**

Automated Clearing House (ACH) for payments through U.S. banks only

The **IC** encourages its licensees to submit electronic funds transfer payments through the Automated Clearing House (ACH). Submit your ACH payment through the U.S. Treasury web site located at: https://www.pay.gov/public/form/start/28680443. Please note that the IC "only" accepts ACH payments through this U.S. Treasury web site.

Electronic Funds Wire Transfers: The following account information is provided for wire payments. In order to process payment via Electronic Funds Wire Transfer sender MUST supply the following information within the transmission:

Drawn on a **U.S. bank account** via FEDWIRE:

Please provide the following instructions to your Financial Institution for the remittance of Fedwire payments to the **NIH ROYALTY FUND**.

Fedwire Field Tag	Fedwire Field Name	Required Information
{1510}	Type/Subtype	**1000**
{2000}	Amount	*(enter payment amount)*
{3400}	Receiver ABA routing number*	**021030004**
{3400}	Receiver ABA short name	**TREAS NYC**
{3600}	Business Function Code	**CTR** *(or CTP)*
{4200}	Beneficiary Identifier (account number)	*(enter 12 digit gateway account #)* **875080031006**
{4200}	Beneficiary Name	*(enter agency name associated with the Beneficiary Identifier)* **DHHS / NIH (75080031)**
{5000}	Originator	*(enter the name of the originator of the payment)* **COMPANY NAME**
{6000}	Originator to Beneficiary Information – Line 1	*(enter information to identify the purpose of the payment)* **ROYALTY**
{6000}	Originator to Beneficiary Information – Line 2	*(enter information to identify the purpose of the payment)* **LICENSE NUMBER**
{6000}	Originator to Beneficiary Information – Line 3	*(enter information to identify the purpose of the payment)* ***INVOICE NUMBER***
{6000}	Originator to Beneficiary Information – Line 4	*(enter information to identify the purpose of the*

Fedwire Field Tag	Fedwire Field Name	Required Information
		payment)

Notes:
*The financial institution address for Treasury's routing number is 33 Liberty Street, New York, NY 10045.

Agency Contacts: Office of Technology Transfer (OTT) (301) 496-7057 OTT-Royalties@mail.nih.gov

Drawn on a **foreign bank account** via FEDWIRE:

The following instructions pertain to the Fedwire Network. Deposits made in US Dollars (USD).

Should your remitter utilize a correspondent US domestic bank in transferring electronic funds, the following Fedwire instructions are applicable.

Fedwire Field Tag	Fedwire Field Name	Required Information
{1510}	Type/Subtype	**1000**
{2000}	Amount	*(enter payment amount)*
{3100}	Sender Bank ABA routing number	*(enter the US correspondent bank's ABA routing number)*
{3400}	Receiver ABA routing number*	**021030004**
{3400}	Receiver ABA short name	**TREAS NYC**
{3600}	Business Function Code	**CTR** *(or CTP)*
{4200}	Beneficiary Identifier (account number)**	*(enter 12 digit gateway account #)* **875080031006**
{4200}	Beneficiary Name	*(enter agency name associated with the Beneficiary Identifier)* **DHHS / NIH (75080031)**
{5000}	Originator	*(enter the name of the originator of the payment)* **COMPANY'S NAME**
{6000}	Originator to Beneficiary Information – Line 1	*(enter information to identify the purpose of the payment)* **ROYALTY**
{6000}	Originator to Beneficiary Information – Line 2	*(enter information to identify the purpose of the payment)* **LICENSE NUMBER**
{6000}	Originator to Beneficiary Information – Line 3	*(enter information to identify the purpose of the payment)* ***INVOICE NUMBER***
{6000}	Originator to Beneficiary Information – Line 4	*(enter information to identify the purpose of the payment)*

Notes:
*The financial institution address for Treasury's routing number is 33 Liberty Street, New York, NY 10045.
Anything other than the 12 digit gateway account # will cause the Fedwire to be returned – **SWIFT CODE: FRNYUS33

Agency Contacts:

Office of Technology Transfer (OTT) (301) 496-7057 OTT-Royalties@mail.nih.gov

Checks

All checks should be made payable to "NIH Patent Licensing"

Checks drawn on a **U.S. bank account** and sent by US Postal Service should be sent directly to the following address:

National Institutes of Health
P.O. Box 979071
St. Louis, MO 63197-9000

Checks drawn on a U.S. bank account and sent by **overnight or courier** should be sent to the following address:

US Bank
Government Lockbox SL-MO-C2GL
3180 Rider Trail S.
Earth City, MO 63045
Phone: (800) 495-4981

Checks drawn on a **foreign bank account** should be sent directly to the following address:

National Institutes of Health
Office of Technology Transfer
License Compliance and Administration
Royalty Administration
6701 Rockledge Drive
Suite 700, MSC 7788
Bethesda, Maryland 20892